# REVOCABLE PROXY
## SOUTH STREET FINANCIAL CORP.

### YOUR VOTE IS IMPORTANT!
### PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

**To Vote by Telephone:**

Call 1-855-686-4805 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., March 28, 2014.

**To Vote by Internet:**

Go to https://www.rtcoproxy.com/ssfc prior to 3 a.m., March 28, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

**Check Box If You Plan to Attend The Special Meeting.** ☐

**Mark here for address change.** ☐

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**Comments:**

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**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2014: THE PROXY STATEMENT/PROSPECTUS, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS, IS AVAILABLE ON THE INTERNET AT www.bncbancorp.com.**

**FOLD HERE IF YOU ARE VOTING BY MAIL**

**PLEASE DO NOT DETACH**

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

| | For | Against | Abstain |
|---|---|---|---|
| 1. *Merger Proposal.* The approval of the Agreement and Plan of Merger, dated December 17, 2013, by and between BNC Bancorp and the Company pursuant to which the Company will merge with and into BNC Bancorp, with BNC Bancorp as the surviving corporation (the "Merger"). | ☐ | ☐ | ☐ |
| 2. *Adjournment Proposal.* The approval of the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies to approve the Merger proposal. | ☐ | ☐ | ☐ |
| 3. *Other Matters.* To act upon any other matters that may properly come before the Special Meeting or any adjournment thereof. | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote "FOR" each of the listed proposals.**

**THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH SPECIAL MEETING OR AN ADJOURNMENT THEREOF, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.**

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ____________ Co-holder (if any) sign above

**Please sign exactly as your name appears on this card.** When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder is required to sign.

# YOUR VOTE IS IMPORTANT!

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2014: THE PROXY STATEMENT/PROSPECTUS, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS, IS AVAILABLE ON THE INTERNET AT www.bncbancorp.com.**

**You can vote in one of three ways:**

1. Call **toll free 1-855-686-4805** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

***or***

2. Via the Internet at **https://www.rtcoproxy.com/ssfc** and follow the instructions.

***or***

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

## PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

*(Continued, and to be marked, dated and signed, on the other side)*

### REVOCABLE PROXY

## SOUTH STREET FINANCIAL CORP.

**SPECIAL MEETING OF SHAREHOLDERS**
**March 28, 2014**
**10:00 a.m.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints R. Ronald Swanner and David L. Smith, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the Series A Preferred Stock, no par value per share ("Series A Stock"), of South Street Financial Corp. ("Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the corporate office of the Company located at 103 North Second Street, Albemarle, North Carolina, at 10:00 o'clock, a.m., local time, on March 28, 2014 (the "Special Meeting"). The proxyholders are authorized to cast all votes to which the undersigned is entitled as follows:

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the undersigned's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, or by the filing of a later proxy with respect to the undersigned's Series A Stock prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from South Street Financial Corp. prior to the execution of this proxy of a Notice of the Special Meeting of Shareholders and Proxy Statement/Prospectus dated February ___, 2014.

**PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**